(ICON)
Nicholas-
Applegate
Growth
Equity Fund

SEMI
ANNUAL
REPORT
June 30, 1999
(LOGO)

Portfolio Manager's Report
(PHOTO)
William H. Chenoweth
Fund Manager

Investment Goals and Style
At Nicholas-Applegate, our search for promising investments starts with detailed, fundamental analysis of thousands of individual companies. We investigate opportunities from the "bottom up," analyzing strengths and weaknesses on a company-by-company basis. Nicholas-Applegate Growth Equity Fund seeks to deliver capital appreciation through investment in growth companies with market capitalizations in the middle 90% of the Russell Mid-Cap Growth Index*--predominantly between $1 billion and $10 billion. Our research focuses on identifying and investing in stocks exhibiting each of the following traits:

- Evidence of positive change
- Sustainability of that change
- Timeliness of investment
There can be no assurance that the Fund will achieve its investment objective.

* The Russell Mid-Cap Growth Index measures the performance of those companies among the 800 smallest companies in the Russell 1000 index. Investors cannot invest directly in an index.

Performance at a Glance
Stock selection, especially within the technology sector, resulted in double-digit gains for Nicholas-Applegate Growth Equity Fund for the six-month period ended June 30, 1999. During the first three months of the year, investors sought stocks delivering the strongest earnings growth. These are precisely the stocks in which your Fund is invested. During the second quarter when growth stocks were out of favor, stock selection delivered solid gains despite a difficult environment. Your Fund was up 22% during the period, versus a 12% gain for the Lipper Mid-Cap Fund Average.

Cumulative Total Returns1                                  As of 6/30/99

                           Six        One        Five         Ten          Since
                          Months      Year       Years       Years       Inception2
Class A                      21.97%      24.70%    153.91%     381.67%      419.33%
Class B                      21.51       23.72     144.16        N/A        248.40
Class C                      21.51       23.72       N/A         N/A        136.80
Class Z                      22.35       25.30       N/A         N/A         67.87
Lipper Mid-Cap Fund Avg.3    12.13       13.36     149.20      310.40         ***

Average Annual Total Returns1                              As of 6/30/99
                                      One        Five         Ten          Since
                                      Year       Years       Years       Inception2
Class A                                  18.47%     19.26%      16.43%       13.95%
Class B                                  18.72      19.45         N/A        16.76
Class C                                  21.48       N/A          N/A        18.94
Class Z                                  25.30       N/A          N/A        25.43

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

1 Source: Prudential Investments Fund Management LLC and Lipper, Inc. The cumulative total returns do not take into account sales charges. The average annual total returns do take into account applicable sales charges. The Fund charges a maximum front-end sales charge of 5% for Class A shares. Class B shares are subject to a declining contingent deferred sales charge (CDSC) of 5%, 4%, 3%, 2%, 1%, and 1% for six years. Class B shares will automatically convert to Class A shares, on a quarterly basis, approximately seven years after purchase. Class C shares are subject to a front-end sales charge of 1% and a CDSC of 1% for 18 months. Class C shares bought before November 2, 1998, have a 1% CDSC if sold within one year. Class Z shares are not subject to a sales charge or distribution and service (12b-1) fees.

2 Inception dates: Class A, 4/9/87; Class B, 6/10/91; Class C, 8/1/94; and Class Z, 3/18/97.

3 Lipper average returns are for all funds in each share class for the six-month, one-, five-, and ten-year periods in the Mid-Cap Fund category.

***Lipper Since Inception returns are 362.26% for Class A, 220.45% for Class B, 142.82% for Class C, and 61.26% for Class Z, based on all funds in each share class.

Performance Review
Stock selection helps results
During the first quarter of 1999, advances among a small group of large-cap stocks carried the U.S. equity market to record highs. Reflecting investors' preference for larger-cap stocks, the Dow Jones Industrial Average (DJIA) closed above 10,000 for the first time, and the S&P 500 Index also reached record highs during the quarter. The gains in these popular benchmarks masked broader market underperformance, especially within the mid- and smaller-cap segments. Even in this difficult environment for mid-cap stocks, your Fund recorded strong gains. While the DJIA was up 7.0% and the S&P 500 gained 5.0% in the quarter, your Fund was up 13.7% over the same period.

Exposure to select Internet-related companies in the first quarter contributed to your Fund's better-than-benchmark results. Stocks such as Netscape and Yahoo! were among the best performers in the quarter. Verisign was another solid performer. (Verisign provides solutions for conducting secure communications and commerce over the Internet.)

Other top-performing holdings included Charles Schwab and Donaldson, Lufkin & Jenrette. A boom in online trading activity contributed to gains for these brokerage firms.

Technology holdings hinder, then help returns
During the second quarter--amid strong gains in corporate profits, rising interest rates, and growing fears of inflation--value stocks outperformed growth stocks.

In this difficult environment, growth-oriented investment styles were not in favor. Rising interest rates during the quarter impacted stocks with strong earnings growth rates and high price-to-earnings ratios (PEs)--often precisely the types of stocks that your Fund holds. Given these market dynamics, technology stocks were especially vulnerable, as they tend to have high earnings growth rates.

A significant weighting in technology--which helped Fund returns in the first quarter--negatively affected the Fund's performance in the second quarter as investor sentiment changed significantly. For example, Yahoo!, one of the Fund's best-performing holdings in the first quarter, was one of its worst performers in the second. Other technology holdings that delivered disappointing returns included At Home and Network Solutions. At Home provides Internet services over cable television and leased digital telecommunications lines. Network Solutions provides worldwide Internet-domain name registration services and intranet consulting and network design. Despite a difficult quarter for both companies, they remain holdings in your Fund. Our research and analysis suggest both companies demonstrate long-term appreciation potential.

While technology stocks slumped early in the second quarter, they rebounded in June and Fund returns benefited. We continue to see promise within the technology sector on a stock-specific basis, especially within the telecommunications and wireless communications industries, due to escalating demand. In fact, despite declines for a number of technology stocks during the quarter, there were pockets of strength. For example, among the Fund's best-performing holdings for the quarter were

Five Largest Holdings
Expressed as a percentage of net assets as of 6/30/99

Conexant Systems, Inc.                2.6%
Electronic Components
WinStar Communications, Inc.          2.2
Telecommunication Services
Circuit City Stores-Circuit City Gr.  1.8
Retail/Wholesale Specialty Chain
USA Networks, Inc.                    1.7
Media
VoiceStream Wireless Corp.            1.6
Telecommunication Services

Conexant Systems, a manufacturer of semiconductor products for communications applications, and WinStar Communications, a local and long-distance telecommunication services provider.

Shifting sector exposure
Appreciation and stock-specific additions to your Fund increased exposure to technology stocks during the six-month period. The Fund's technology weighting increased to 44.3% on June 30, 1999, up from 34.4% on December 31, 1998.

Exposure to energy stocks also increased. Amid rising oil prices, our research confirmed improving business fundamentals for a number of oil field services and equipment companies, as measured by increasing rig counts, utilization rates, drilling permits and day rates paid for rigs.

Months ago when demand was slack, many of these companies paid down debt and improved their balance sheets. As business conditions improve, we believe earnings growth will accelerate. Early recognition of improving fundamentals has been critical in profiting from opportunities in oil-related industries. Among the Fund's holdings in this industry are Ensco International, Global Industries, and Weatherford International.

Rising interest rates during much of the period negatively impacted returns for holdings in the financial services industry. Evidence of robust economic growth and tight labor markets contributed to concerns that the Federal Reserve Board would raise interest rates during the period. The Fed did, in fact, hike short-term rates at the end of the second quarter. Amid these concerns, we reduced exposure to the financial services sector on a stock-specific basis. We also reduced exposure to the retail trade sector.

Looking Ahead
Encouraged by broader market
Based on the fundamental strength of holdings in the Fund, we remain optimistic. We continue to find attractive candidates with strong earnings growth rates that meet each of our strict investment criteria. While the notion of higher interest rates raises concerns, we viewed the Federal Reserve Board's decision to raise short-term interest rates by 25 basis points on June 30 as a signal of the Fed's proactive approach to keep the economy in a modest growth phase and inflation in check--both good developments for stocks.

We were encouraged by the market's broader advance in the second quarter as small- and mid-cap stocks outdistanced larger-cap shares for the first time since the third quarter of 1997. For much of the past few years, investors showed a decided preference for large-cap stocks. Mid-cap stocks-- despite their fundamental strengths--were largely overlooked. Based on their recent gains, mid-cap stocks appear to have earned increased investor recognition.

Our bottom-up investment approach is highly adaptable and helps us capture areas of strength wherever they're occurring. In essence, we remain confident of our ability to find solid investment opportunities in any environment and deliver exceptional long-term results.

Portfolio Composition
Expressed as a percentage of net assets as of 6/30/99

Technology                   44.3%
Capital Goods                17.0
Consumer Non-Durables        15.4
Energy                       10.4
General Business              7.3
Financial Services            4.2
Other                         1.1
Cash & Equivalents            0.3
-------------------------------------------------------------------------------
                                 1

 NICHOLAS-APPLEGATE FUND, INC.                 Portfolio of Investments
 NICHOLAS-APPLEGATE GROWTH EQUITY FUND        June 30, 1999 (Unaudited)

 Shares               Description             Value
                                             (Note 1)
              COMMON STOCKS--98.6%
              CAPITAL GOODS--17.0%
              Drugs & Healthcare--3.1%
    85,800    Bausch & Lomb, Inc.........  $  6,563,700
    78,100    VISX, Inc.*................     6,184,544
                                           ------------
                                             12,748,244
                                           ------------
              Leisure & Recreation--0.9%
    71,800    Harley-Davidson, Inc.......     3,904,125
                                           ------------
              Retail/Wholesale Specialty Chain--13.0%
    95,000    Abercrombie & Fitch Co.*...     4,560,000
    81,100    American Eagle Outfitters,
                Inc.*....................     3,690,050
   108,700    Bed Bath & Beyond, Inc.*...     4,184,950
    89,800    Best Buy Co., Inc.*........     6,061,500
    79,900    Circuit City Stores-Circut
                City Group...............     7,430,700
    40,600    eToys Inc.*................     1,654,450
    81,690    Intimate Brands, Inc.......     3,870,064
    39,400    Kohl's Corp.*..............     3,041,188
   195,900    Pacific Sunwear of
                California, Inc.*........     4,775,062
    26,400    Priceline.Com Inc.*........     3,050,850
   165,650    Staples, Inc.*.............     5,124,797
   181,800    Starbucks Corp.*...........     6,828,862
                                           ------------
                                             54,272,473
                                           ------------
              CONSUMER NON-DURABLES--15.4%
              Airlines--0.7%
    98,900    Southwest Airlines Co......     3,078,262
                                           ------------
              Aluminum--0.7%
    49,400    Reynolds Metals Co.........     2,914,600
                                           ------------
              Business Services--2.2%
    90,900    Concord EFS, Inc.*.........     3,846,206
   164,000    Fiserv, Inc.*..............     5,135,250
                                           ------------
                                              8,981,456
                                           ------------
              Chemicals--0.8%
   107,300    Cytec Industries, Inc.*....  $  3,420,187
                                           ------------
              Containers--2.3%
   166,000    Owens-Illinois, Inc.*......     5,426,125
   212,400    Smurfit-Stone Container
                Corp.*...................     4,367,475
                                           ------------
                                              9,793,600
                                           ------------
              Drugs & Healthcare--7.3%
    39,000    Allergan, Inc..............     4,329,000
    63,200    Biogen, Inc.*..............     4,064,550
    97,300    Forest Laboratories,
                Inc.*....................     4,500,125
    56,300    Genzyme Corp.*.............     2,730,550
    10,078    Genzyme Surgical
                Products*................        44,407
    20,500    Immunex Corp.*.............     2,612,469
    85,500    MedImmune, Inc.*...........     5,792,625
    40,600    MiniMed Inc.*..............     3,123,663
    36,200    Wellpoint Health Networks
                Inc.*....................     3,072,475
                                           ------------
                                             30,269,864
                                           ------------
              Office Supplies--0.7%
    48,100    Avery Dennison Corp........     2,904,038
                                           ------------
              Steel--0.7%
   127,900    AK Steel Holding Corp......     2,877,750
                                           ------------
              ENERGY--10.4%
              Electrical Utilities--2.3%
   101,000    AES Corp.*.................     5,870,625
    52,300    Montana Power Co...........     3,687,150
                                           ------------
                                              9,557,775
                                           ------------
              Oil & Gas-Production/Pipeline--3.5%
   104,500    Apache Corp................     4,075,500
    84,000    Burlington Resources,
                Inc......................     3,633,000
   233,700    Global Marine Inc.*........     3,607,744
   179,300    Rowan Companies, Inc.*.....     3,305,844
                                           ------------
                                             14,622,088
                                           ------------

See Notes to Financial Statements.     2

 NICHOLAS-APPLEGATE FUND, INC.
 NICHOLAS-APPLEGATE GROWTH EQUITY FUND

 Shares               Description           Value
                                           (Note 1)
              Oil Services--4.6%
   299,100    ENSCO International
                Inc.*....................  $  5,963,306
   223,300    Global Industries, Ltd.*...     2,861,031
   152,200    Smith International,
                Inc.*....................     6,611,187
    99,100    Weatherford International,
                Inc.*....................     3,629,538
                                           ------------
                                             19,065,062
                                           ------------
              FINANCIAL SERVICES--4.2%
              Financial/Business Services
    65,400    Capital One Financial
                Corp.....................     3,641,962
    52,000    Donaldson, Lufkin &
                Jenrette, Inc............     3,133,000
    71,400    E*Trade Group, Inc.*.......     2,851,538
    49,900    Schwab, Charles Corp.......     5,482,762
    93,000    TD Waterhouse Group,
                Inc.*....................     2,330,813
                                           ------------
                                             17,440,075
                                           ------------
              GENERAL BUSINESS--7.3%
              Advertising--1.4%
    21,700    DoubleClick Inc.*..........     1,990,975
    50,800    Omnicom Group Inc..........     4,064,000
                                           ------------
                                              6,054,975
                                           ------------
              Media--5.0%
   135,100    Cox Communications,
                Inc.*....................     4,973,369
    29,700    Hispanic Broadcasting
                Corp.*...................     2,253,487
    54,300    Univision Communications
                Inc.*....................     3,583,800
   172,400    USA Networks, Inc.*........     6,917,550
    84,800    Westwood One, Inc.*........     3,026,300
                                           ------------
                                             20,754,506
                                           ------------
              Other Financial Services--0.9%
    33,600    CMGI Inc.*.................     3,832,500
                                           ------------
              TECHNOLOGY--44.3%
              Computer Networks--9.6%
    41,300    Comverse Technology,
                Inc.*....................     3,118,150
    36,200    Exodus Communications,
                Inc.*....................     4,341,737
    74,000    Extreme Networks, Inc.*....     4,296,625
    55,100    Lexmark International
                Group, Inc.*.............     3,640,044
   108,800    Network Appliance, Inc.*...     6,079,200
    71,700    Network Solutions, Inc.*...  $  5,673,262
                                              2,522,150
    69,100    NorthPoint Communications
                Group, Inc.*.............
   241,900    Novell, Inc.*..............     6,410,350
    54,500    RF Micro Devices Inc.*.....     4,067,063
                                           ------------
                                             40,148,581
                                           ------------
              Computer Services--5.5%
    71,600    At Home Corp.*.............     3,861,925
    79,400    Computer Sciences Corp.*...     5,493,488
   100,000    IMS Health Inc.............     3,125,000
    47,400    Rhythms NetConnections
                Inc.*....................     2,766,975
    59,400    Verisign Inc...............     5,123,250
    35,600    Vignette Corp.*............     2,670,000
                                           ------------
                                             23,040,638
                                           ------------
              Computer Software--4.7%
   109,600    BMC Software Corp.*........     5,918,400
    84,600    New Era of Networks,
                Inc.*....................     3,717,113
    50,600    RealNetworks, Inc.*........     3,485,075
    67,400    VERITAS Software Corp.*....     6,398,787
                                           ------------
                                             19,519,375
                                           ------------
              Electronic Components--11.2%
    65,500    Analog Devices, Inc.*......     3,287,281
    46,700    Applied Micro Circuits
                Corp.*...................     3,841,075
    48,600    ASM Lithography Holding
                NV*......................     2,885,625
   190,200    Conexant Systems, Inc.*....    11,043,487
   144,800    LSI Logic Corp.*...........     6,678,900
    57,400    PMC-Sierra, Inc.*..........     3,383,013
    34,400    Rambus Inc.*...............     3,171,250
    40,900    Sanmina Corp.*.............     3,103,288
    33,600    Uniphase Corp.*............     5,577,600
    58,300    Vitesse Semiconductor
                Corp.*...................     3,931,606
                                           ------------
                                             46,903,125
                                           ------------

See Notes to Financial Statements.     3

 NICHOLAS-APPLEGATE FUND, INC.
 NICHOLAS-APPLEGATE GROWTH EQUITY FUND

 Shares               Description           Value
                                           (Note 1)
              Semiconductors--1.4%
   102,600    Xilinx, Inc.*..............  $  5,873,850
                                           ------------
              Telecommunication Equipment--3.0%
   145,700    CIENA Corp.*...............     4,398,319
    97,300    General Instrument
                Corp.*...................     4,135,250
    57,000    Teradyne, Inc.*............     4,089,750
                                           ------------
                                             12,623,319
                                           ------------
              Telecommunication Services--8.9%
   113,800    American Tower Corp.*......     2,731,200
    90,200    Crown Castle International
                Corp.*...................     1,877,287
    62,100    Global TeleSystems Group,
                Inc.*....................     5,030,100
    81,200    Metromedia Fiber Network,
                Inc.*....................     2,918,125
    89,200    Sprint PCS*................     5,095,550
   123,200    Time Warner Telecom
                Inc.*....................     3,572,800
   240,500    VoiceStream Wireless
                Corp.*...................     6,839,219
   185,600    WinStar Communications,
                Inc.*....................     9,048,000
                                           ------------
                                             37,112,281
                                           ------------
              Total common stocks
                (cost $313,222,133)......   411,712,749
                                           ------------
Principal
 Amount
 (000)
              SHORT-TERM INVESTMENTS--1.1%
              Commercial Paper
$    4,505    Associates Corp. of North
                America
                5.65%, 7/1/99............  $  4,505,000
              Other
         2    Seven Seas Money Market
                Fund.....................         2,071
                                           ------------
              Total short-term
                investments
                (cost $4,507,071)........     4,507,071
                                           ------------
              Total Investments--99.7%
                (cost $317,729,204; Note
                4).......................   416,219,820
              Other assets in excess of
                liabilities--0.3%........     1,433,469
                                           ------------
              Net Assets--100%...........  $417,653,289
                                           ------------
                                           ------------

---------------
* Non-income producing.
See Notes to Financial Statements.     4

 NICHOLAS-APPLEGATE FUND, INC.
 NICHOLAS-APPLEGATE GROWTH EQUITY FUND
 Statement of Assets and Liabilities (Unaudited)

Assets                                                                                       June 30, 1999
                                                                                             -------------
Investments, at value (cost $317,729,204).................................................   $ 416,219,820
Cash......................................................................................       2,443,809
Receivable for investments sold...........................................................       8,734,965
Receivable for Fund shares sold...........................................................         166,233
Dividends and interest receivable.........................................................          75,495
Prepaid expenses..........................................................................          39,944
                                                                                             -------------
    Total assets..........................................................................     427,680,266
                                                                                             -------------
Liabilities
Payable for investments purchased.........................................................       8,252,081
Payable for Fund shares reacquired........................................................       1,047,489
Management fee payable....................................................................         308,438
Distribution fee payable..................................................................         211,136
Accrued expenses..........................................................................         207,833
                                                                                             -------------
    Total liabilities.....................................................................      10,026,977
                                                                                             -------------
Net Assets................................................................................   $ 417,653,289
                                                                                             -------------
                                                                                             -------------
Net assets were comprised of:
  Common stock, at par....................................................................   $     247,079
  Paid-in capital in excess of par........................................................     234,055,190
                                                                                             -------------
                                                                                               234,302,269
  Accumulated net investment loss.........................................................      (3,316,612)
  Accumulated net realized gain on investments............................................      88,177,016
  Net unrealized appreciation on investments..............................................      98,490,616
                                                                                             -------------
Net assets, June 30, 1999.................................................................   $ 417,653,289
                                                                                             -------------
                                                                                             -------------
Class A:
  Net asset value and redemption price per share
    ($193,152,334 / 10,755,640 shares of common stock issued and outstanding).............          $17.96
  Maximum sales charge (5% of offering price).............................................             .95
                                                                                             -------------
  Maximum offering price to public........................................................          $18.91
                                                                                             -------------
                                                                                             -------------
Class B:
  Net asset value, offering price and redemption price per share
    ($215,941,407 / 13,429,187 shares of common stock issued and outstanding).............          $16.08
                                                                                             -------------
                                                                                             -------------
Class C:
                                                                                                    $16.08
  Net asset value and redemption price per share
    ($7,253,194 / 451,078 shares of common stock issued and outstanding)..................
  Maximum sales charge (1% of offering price).............................................             .16
                                                                                             -------------
  Offering price to public................................................................          $16.24
                                                                                             -------------
                                                                                             -------------
Class Z:
  Net asset value, offering price and redemption price per share
    ($1,306,354 / 71,983 shares of common stock issued and outstanding)...................          $18.15
                                                                                             -------------
                                                                                             -------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.     5

 NICHOLAS-APPLEGATE FUND, INC.
 NICHOLAS-APPLEGATE GROWTH EQUITY FUND
 Statement of Operations (Unaudited)

                                         Six Months
                                           Ended
                                          June 30,
Net Investment Loss                         1999
                                        ------------
Income
  Dividends...........................  $    342,752
  Interest............................        99,832
                                        ------------
    Total income......................       442,584
                                        ------------
Expenses
  Management fees.....................     1,880,441
  Distribution fee--Class A...........       160,596
  Distribution fee--Class B...........     1,172,453
  Distribution fee--Class C...........        34,682
  Transfer agent's fees and
  expenses............................       318,000
  Custodian's fees and expenses.......        52,000
  Reports to shareholders.............        44,000
  Directors' fees.....................        38,000
  Registration fees...................        23,000
  Audit fees and expense..............        17,000
  Insurance expense...................        13,000
  Legal fees and expenses.............         5,000
  Miscellaneous.......................         1,024
                                        ------------
    Total expenses....................     3,759,196
                                        ------------
Net investment loss...................    (3,316,612)
                                        ------------
Realized and Unrealized
Gain on Investments
Net realized gain on investment
transactions..........................    70,232,852
Net change in unrealized appreciation
of
investments...........................    10,818,538
                                        ------------
Net gain on investments...............    81,051,390
                                        ------------
Net Increase in Net Assets
Resulting from Operations.............  $ 77,734,778
                                        ------------
                                        ------------

 NICHOLAS-APPLEGATE FUND, INC.
 NICHOLAS-APPLEGATE GROWTH EQUITY FUND
 Statement of Changes in Net Assets (Unaudited)

                           Six Months
                              Ended         Year Ended
Increase (Decrease)         June 30,       December 31,
in Net Assets                 1999             1998
                          -------------    -------------
Operations
  Net investment loss...  $  (3,316,612)   $  (6,566,635)
  Net realized gain on
    investment
    transactions........     70,232,852       35,691,553
  Net change in
    unrealized
    appreciation on
    investments.........     10,818,538       13,250,865
                          -------------    -------------
  Net increase in net
    assets resulting
    from operations.....     77,734,778       42,375,783
                          -------------    -------------
Distributions to
shareholders from net
realized gains on
investments
    Class A.............     (6,763,985)      (7,262,297)
    Class B.............    (10,686,734)     (15,902,446)
    Class C.............       (327,272)        (391,936)
    Class Z.............        (59,950)         (81,237)
                          -------------    -------------
                            (17,837,941)     (23,637,916)
                          -------------    -------------
Fund share transactions
(Note 5)
(net of share
conversions)
  Net proceeds from
    shares subscribed...    145,690,181      176,084,464
  Net asset value of
    shares issued to
    shareholders in
    reinvestment of
    distributions.......     16,643,266       21,975,782
  Cost of shares
    reacquired..........   (178,976,323)    (267,946,119)
                          -------------    -------------
  Net decrease in net
    assets from Fund
    share
    transactions........    (16,642,876)     (69,885,873)
                          -------------    -------------
Total increase
(decrease)..............     43,253,961      (51,148,006)
Net Assets
Beginning of period.....    374,399,328      425,547,334
                          -------------    -------------
End of period...........  $ 417,653,289    $ 374,399,328
                          -------------    -------------
                          -------------    -------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.     6

 NICHOLAS-APPLEGATE FUND, INC.
 NICHOLAS-APPLEGATE GROWTH EQUITY FUND
 Notes to Financial Statements (Unaudited)

   Nicholas-Applegate Growth Equity Fund (the 'Fund') is currently the only series of Nicholas-Applegate Fund, Inc. The Fund commenced operations as a closed-end, diversified management investment company on April 9, 1987. On June 7, 1991, the Fund ceased operations as a closed-end investment company. Effective June 10, 1991, trading in the Fund's shares was discontinued on the New York Stock Exchange and the Fund commenced operations as an open-end, diversified management investment company.

   The Fund's investment objective is capital appreciation. It seeks to achieve this objective by investing primarily in common stocks of U.S. companies, the earnings and securities prices of which the investment adviser expects to grow at a rate above that of the S&P 500. The Fund intends to invest primarily in stocks from a universe of U.S. companies with market capitalizations corresponding to the middle 90% of the Russell Midcap Growth Index at time of purchase. Capitalization of companies in the Index will change with market conditions.

Note 1. Accounting            The following is a summary
Policies                      of significant accounting poli-
                              cies followed by the Fund in the preparation of
its financial statements.

Security Valuation: Investments are stated at value. Investments for which market quotations are readily available are valued at the last reported sales price. If there are no sales on the date of valuation, then investments are valued at the mean between the most recently quoted bid and asked prices provided by principal market makers. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Fund's Board of Directors. Short-term securities are valued at amortized cost.

   In connection with transactions in repurchase agreements, it is the Fund's policy that its custodian or designated subcustodians, as the case may be under triparty repurchase agreements, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized and unrealized gains and losses from security transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

   Net investment income (other than distribution fees) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day. Dividends and Distributions: Dividends from net investment income and distributions of net capital gains in excess of capital loss carryforwards, if any, are declared and paid annually. Dividends and distributions are recorded on the ex-dividend date.

   Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

Federal Income Taxes: It is the Fund's policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no tax provision is required.

   Withholding taxes on foreign dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.

Note 2. Agreements            The Fund has a management
                              agreement with Prudential Investments Fund
Management LLC ('PIFM'). Pursuant to this agreement, PIFM has responsibility for all investment advisory services and supervises the subadviser's performance of such services. PIFM has entered into a subadvisory agreement with Nicholas-Applegate Capital Management ('NACM'); NACM furnishes investment advisory services in connection with the management of the Fund. PIFM pays for the services of the subadviser, the compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

   The management fee paid PIFM is computed daily and payable monthly at an annual rate of .95% of the Fund's average daily net assets. PIFM pays NACM, as compensation for its services pursuant to the subadvisory agreement, a
--------------------------------------------------------------------------------
                                       7
fee at the rate of .75% of the average daily net assets of the Fund. During the six months ended June 30, 1999, PIFM earned $1,880,441 in management fees of which it paid $1,485,548 to NACM under the foregoing agreements.

   The Fund has a distribution agreement with Prudential Investment Management Services LLC ('PIMS'), which acts as the distributor of the Class A, Class B, Class C and Class Z shares. The Fund compensates PIMS for distributing and servicing the Fund's Class A, Class B and Class C shares, pursuant to plans of distribution (the 'Class A, B and C Plans'), regardless of expenses actually incurred. The distribution fees are accrued daily and payable monthly. No distribution or service fees were paid to PIMS as distributor of the Class Z shares of the Fund.

   Pursuant to the Class A, B and C Plans, the Fund compensated PIMS for distribution-related activities at an annual rate of up to .30 of 1%, 1% and 1%, of the average daily net assets of the Class A, B and C shares, respectively. Such expenses under the Plans were .21 of 1%, 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively, for the six months ended June 30, 1999.

   PIMS has advised the Fund that it received approximately $52,200 and $2,500 in front-end sales charges resulting from sales of Class A and Class C shares, respectively, during the six months ended June 30, 1999. From these fees PIMS paid such sales charges to an affiliated broker-dealer, which in turn paid commissions to salespersons and incurred other distribution costs.

   PIMS has advised the Fund that for the six months ended June 30, 1999, it received approximately $202,200 in contingent deferred sales charges imposed upon certain redemptions by Class B and Class C shareholders, respectively.

   PIFM, PIMS and PRUSEC are indirect, wholly owned subsidiaries of The Prudential Insurance Company of America.

   As of March 11, 1999, the Fund, along with other affiliated registered investment companies (the 'Funds'), entered into a syndicated credit agreement ('SCA') with an unaffiliated lender. The maximum commitment under the SCA is $1 billion. The Funds pay a commitment fee at an annual rate of .065 of 1% on the unused portion of the credit facility, which is accrued and paid quarterly on a pro rata basis by the Funds. The SCA expires on March 9, 2000. Prior to March 11, 1999, the Funds had a credit agreement with a maximum commitment of $200,000,000. The commitment fee was .055 of 1% on the unused portion of the credit facility. The Fund did not borrow any amounts pursuant to either agreement during the six months ended June 30, 1999. The purpose of the agreements is to serve as an alternative source of funding for capital share redemptions.

Note 3. Other                 Prudential Mutual Fund Ser-
Transactions                  vices LLC ('PMFS'), a
with Affiliates               wholly owned subsidiary of
                              PIFM, serves as the Fund's transfer agent. During
the six months ended June 30, 1999, the Fund incurred fees of approximately $272,700 for the services of PMFS. As of June 30, 1999, approximately $45,700 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations also include certain out of pocket expenses paid to nonaffiliates.

Note 4. Portfolio             Purchases and sales of invest-
Securities                    ment securities of the Fund
                              other than short-term investments, for the six
months ended June 30, 1999 were $376,795,730 and $415,802,214, respectively.
   The cost basis of investments for federal income tax purposes as of June 30, 1999 was $318,444,229 and, accordingly, net unrealized appreciation of investments for federal income tax purposes was $97,775,591 (gross unrealized appreciation--$103,213,135; gross unrealized depreciation--$5,437,544).

Note 5. Capital               The Fund offers Class A,
                              Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 5%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a front-end sales charge of 1% and a contingent deferred sales charge of 1% during the first 18 months. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

   The Fund has authorized 200 million shares of common stock at $.01 par value per share equally divided into four classes, designated Class A, Class B, Class C and Class Z shares.
--------------------------------------------------------------------------------
                                       8

   Transactions in shares of common stock were as follows:

Class A                           Shares          Amount
------------------------------  -----------    -------------
Six months ended June 30,
  1999:
Shares sold...................    5,944,679    $ 100,108,876
Shares issued in reinvestment
  of dividends and
  distributions...............      366,281        6,014,331
Shares reacquired.............   (6,137,493)    (103,447,551)
                                -----------    -------------
Net increase in shares
  outstanding before
  conversion..................      173,467        2,675,656
Shares issued upon conversion
  from Class B................    2,106,995       35,393,728
                                -----------    -------------
Net increase in shares
  outstanding.................    2,280,462    $  38,069,384
                                -----------    -------------
                                -----------    -------------
Year ended December 31, 1998:
Shares sold...................    7,446,667    $ 106,396,040
Shares issued in reinvestment
  of dividends and
  distributions...............      449,538        6,346,234
Shares reacquired.............   (9,167,087)    (131,574,252)
                                -----------    -------------
Net decrease in shares
  outstanding before
  conversion..................   (1,270,882)     (18,831,978)
Shares issued upon conversion
  from Class B................      489,749        7,024,166
                                -----------    -------------
Net decrease in shares
  outstanding.................     (781,133)   $ (11,807,812)
                                -----------    -------------
                                -----------    -------------
Class B
------------------------------
Six months ended June 30,
  1999:
Shares sold...................    2,850,069    $  43,512,775
Shares issued in reinvestment
  of distributions............      696,593       10,260,814
Shares reacquired.............   (4,781,092)     (72,611,869)
                                -----------    -------------
Net decrease in shares
  outstanding before
  conversion..................   (1,234,430)     (18,838,280)
Shares reacquired upon
  conversion into Class A.....   (2,343,021)     (35,393,728)
                                -----------    -------------
Net decrease in shares
  outstanding.................   (3,577,451)   $ (54,232,008)
                                -----------    -------------
                                -----------    -------------
Year ended December 31, 1998:
Shares sold...................    5,070,770    $  65,665,558
Shares issued in reinvestment
  of distributions............    1,182,446       15,174,732
Shares reacquired.............  (10,146,490)    (131,935,822)
                                -----------    -------------
Net decrease in shares
  outstanding before
  conversion..................   (3,893,274)     (51,095,532)
Shares reacquired upon
  conversion into Class A.....     (538,840)      (7,024,166)
                                -----------    -------------
Net decrease in shares
  outstanding.................   (4,432,114)   $ (58,119,698)
                                -----------    -------------
                                -----------    -------------
Class C                           Shares          Amount
------------------------------  -----------    -------------
Six months ended June 30,
  1999:
Shares sold...................       97,224    $   1,474,170
Shares issued in reinvestment
  of distributions............       20,937          308,410
Shares reacquired.............     (109,542)      (1,682,613)
                                -----------    -------------
Net increase in shares
  outstanding.................        8,619    $      99,967
                                -----------    -------------
                                -----------    -------------
Year ended December 31, 1998:
Shares sold...................      178,150    $   2,342,004
Shares issued in reinvestment
  of distributions............       29,154          373,747
Shares reacquired.............     (274,036)      (3,655,185)
                                -----------    -------------
Net decrease in shares
  outstanding.................      (66,732)   $    (939,434)
                                -----------    -------------
                                -----------    -------------
Class Z
------------------------------
Six months ended June 30,
  1999:
Shares sold...................       34,285    $     594,360
Shares issued in reinvestment
  of dividends and
  distributions...............        3,606           59,711
Shares reacquired.............      (72,395)      (1,234,290)
                                -----------    -------------
Net decrease in shares
  outstanding.................      (34,504)   $    (580,219)
                                -----------    -------------
                                -----------    -------------
Year ended
  December 31, 1998:
Shares sold...................      111,423    $   1,680,862
Shares issued in reinvestment
  of dividends and
  distributions...............        5,739           81,069
Shares reacquired.............      (54,259)        (780,860)
                                -----------    -------------
Net increase in shares
  outstanding.................       62,903    $     981,071
                                -----------    -------------
                                -----------    -------------

--------------------------------------------------------------------------------
                                       9

 NICHOLAS-APPLEGATE FUND, INC.
 NICHOLAS-APPLEGATE GROWTH EQUITY FUND
 Financial Highlights (Unaudited)

                                                                                 Class A
                                                --------------------------------------------------------------------------
                                                Six Months
                                                  Ended                          Year Ended December 31,
                                                 June 30,      -----------------------------------------------------------
                                                   1999          1998         1997         1996       1995(a)      1994(a)
                                                ----------     --------     --------     --------     --------     -------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period........     $   15.38     $  14.47     $  15.41     $  15.18     $  11.99     $ 13.56
                                                ----------     --------     --------     --------     --------     -------
Income from investment operations:
Net investment loss.........................          (.09)        (.17)        (.12)        (.14)        (.11)       (.07)
Net realized and unrealized gain (loss) on
  investment transactions...................          3.39         1.95         2.60         2.64         3.82       (1.19)
                                                ----------     --------     --------     --------     --------     -------
  Total from investment operations..........          3.30         1.78         2.48         2.50         3.71       (1.26)
                                                ----------     --------     --------     --------     --------     -------
Less distributions:
Distributions from net realized gains from
  investment transactions...................          (.72)        (.87)       (3.42)       (2.27)        (.52)       (.31)
                                                ----------     --------     --------     --------     --------     -------
  Total distributions.......................          (.72)        (.87)       (3.42)       (2.27)        (.52)       (.31)
                                                ----------     --------     --------     --------     --------     -------
Net asset value, end of period..............     $   17.96     $  15.38     $  14.47     $  15.41     $  15.18     $ 11.99
                                                ----------     --------     --------     --------     --------     -------
                                                ----------     --------     --------     --------     --------     -------
TOTAL RETURN(b):............................         21.97%       12.83%       17.33%       16.45%       31.20%      (9.53)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000).............     $ 193,152     $130,362     $133,973     $145,120     $124,340     $88,069
Average net assets (000)....................     $ 154,216     $124,408     $139,933     $136,482     $109,740     $93,620
Ratios to average net assets:
  Expenses, including distribution fee......          1.40%(e)     1.45%        1.37%        1.41%        1.44%       1.49%(d)
  Expenses, excluding distribution fee......          1.19%(e)     1.24%        1.19%        1.23%        1.27%       1.32%(d)
  Net investment loss.......................         (1.18)%(e)    (1.19)%      (.82)%       (.93)%       (.83)%      (.59)%
For Class A, B, C and Z shares:
Portfolio turnover rate(c)..................            96%         171%         182%         113%         106%        110%

---------------
 (a) Calculated based upon weighted average shares outstanding during the periods due to effects of open-ending, Fund share sales and the resulting share issuance from the stock rights offering.
 (b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns for periods less than a full year are not annualized.
 (c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
 (d) Current year amounts have been restated from prior periods presentation.
 (e) Annualized.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     10

 NICHOLAS-APPLEGATE FUND, INC.
 NICHOLAS-APPLEGATE GROWTH EQUITY FUND
 Financial Highlights (Unaudited)

                                                                          Class B
                                        ---------------------------------------------------------------------------
                                        Six Months
                                          Ended                          Year Ended December 31,
                                         June 30,      ------------------------------------------------------------
                                           1999          1998         1997         1996       1995(a)      1994(a)
                                        ----------     --------     --------     --------     --------     --------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of
  period............................     $  13.89      $  13.26     $  14.48     $  14.49     $  11.56     $  13.18
                                        ----------     --------     --------     --------     --------     --------
Income from investment operations:
Net investment loss.................         (.17)         (.29)        (.23)        (.24)        (.22)        (.17)
Net realized and unrealized gain
  (loss) on investment
  transactions......................         3.08          1.79         2.43         2.50         3.67        (1.14)
                                        ----------     --------     --------     --------     --------     --------
  Total from investment
  operations........................         2.91          1.50         2.20         2.26         3.45        (1.31)
                                        ----------     --------     --------     --------     --------     --------
Less distributions:
Distributions from net realized
  gains from investment
  transactions......................         (.72)         (.87)       (3.42)       (2.27)        (.52)        (.31)
                                        ----------     --------     --------     --------     --------     --------
  Total distributions...............         (.72)         (.87)       (3.42)       (2.27)        (.52)        (.31)
                                        ----------     --------     --------     --------     --------     --------
Net asset value, end of period......     $  16.08      $  13.89     $  13.26     $  14.48     $  14.49     $  11.56
                                        ----------     --------     --------     --------     --------     --------
                                        ----------     --------     --------     --------     --------     --------
TOTAL RETURN(b):....................        21.51%        11.87%       16.48%       15.54%       30.11%      (10.20)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000).....     $215,942      $236,242     $284,191     $317,768     $290,751     $257,059
Average net assets (000)............     $236,434      $250,317     $300,520     $304,841     $265,597     $261,285
Ratios to average net assets:
  Expenses, including distribution
    fee.............................         2.19%(d)      2.24%        2.19%        2.23%        2.27%        2.32%(c)
  Expenses, excluding distribution
  fee...............................         1.19%(d)      1.24%        1.19%        1.23%        1.27%        1.32%(c)
  Net investment loss...............        (1.95)%(d)    (1.98)%      (1.64)%      (1.75)%      (1.66)%      (1.39)%

---------------
 (a) Calculated based upon weighted average shares outstanding during the periods due to effects of open-ending, Fund share sales and the resulting share issuance from the stock rights offering.
 (b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns for periods less than a full year are not annualized.
 (c) Current year amounts have been restated from prior periods presentation.
 (d) Annualized.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     11

 NICHOLAS-APPLEGATE FUND, INC.
 NICHOLAS-APPLEGATE GROWTH EQUITY FUND
 Financial Highlights (Unaudited)

                                                                        Class C
                                        ------------------------------------------------------------------------
                                         Six                                                           August 1,
                                        Months                                                         1994(c)
                                        Ended          Year Ended December 31,                        Through
                                       June 30,    --------------------------------------------     December 31,
                                         1999       1998        1997         1996       1995(a)       1994(a)
                                        ------     ------     --------     --------     -------     ------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of
  period............................    $13.89     $13.26     $  14.48     $  14.49     $ 11.56       $  11.62
                                        ------     ------     --------     --------     -------     ------------
Income from investment operations:
Net investment loss.................      (.15)      (.28)        (.22)        (.22)       (.22)          (.05)
Net realized and unrealized gain
  (loss) on investment
  transactions......................      3.06       1.78         2.42         2.48        3.67           (.01)
                                        ------     ------     --------     --------     -------     ------------
  Total from investment
  operations........................      2.91       1.50         2.20         2.26        3.45           (.06)
                                        ------     ------     --------     --------     -------     ------------
Less distributions:
Distributions from net realized
  gains from investment
  transactions......................      (.72)      (.87)       (3.42)       (2.27)       (.52)            --
                                        ------     ------     --------     --------     -------     ------------
  Total distributions...............      (.72)      (.87)       (3.42)       (2.27)       (.52)            --
                                        ------     ------     --------     --------     -------     ------------
Net asset value, end of period......    $16.08     $13.89     $  13.26     $  14.48     $ 14.49       $  11.56
                                        ------     ------     --------     --------     -------     ------------
                                        ------     ------     --------     --------     -------     ------------
TOTAL RETURN(b):....................     21.51%     11.87%       16.48%       15.54%      30.11%          (.52)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000).....    $7,253     $6,146     $  6,750     $  6,735     $ 4,897       $  1,100
Average net assets (000)............    $6,994     $6,164     $  6,796     $  5,862     $ 2,961       $    225
Ratios to average net assets:
  Expenses, including distribution
    fee.............................      2.19%(d)   2.24%        2.19%        2.23%       2.27%          6.23%(d)(e)
  Expenses, excluding distribution
    fee.............................      1.19%(d)   1.24%        1.19%        1.23%       1.27%          5.23%(d)(e)
  Net investment loss...............     (1.95)%(d)  (1.98)%     (1.64)%      (1.75)%     (1.63)%        (3.36)%(d)

---------------
 (a) Calculated based upon weighted average shares outstanding during the periods due to effects of open-ending, Fund share sales and the resulting share issuance from the stock rights offering.
 (b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods less than a full year are not annualized.
 (c) Commencement of offering of Class C shares.
 (d) Annualized.
 (e) Current year amounts have been restated from prior periods presentation.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     12

 NICHOLAS-APPLEGATE FUND, INC.
 NICHOLAS-APPLEGATE GROWTH EQUITY FUND
 Financial Highlights (Unaudited)

                                                       Class Z
                                        --------------------------------------
                                                                   March 18,
                                        Six Months                  1997(c)
                                          Ended                     Through
                                         June 30,                 December 31,
                                           1999         1998          1997
                                        ----------     ------     ------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of
  period............................      $15.49       $14.53        $14.48
                                        ----------     ------        ------
Income from investment operations:
Net investment loss.................        (.10)        (.12)         (.22)
Net realized and unrealized gain on
  investment transactions...........        3.48         1.95          3.18
                                        ----------     ------        ------
  Total from investment
  operations........................        3.38         1.83          2.96
                                        ----------     ------        ------
Less distributions:
Distributions from net realized
  gains from investment
  transactions......................        (.72)        (.87)        (2.91)
                                        ----------     ------        ------
  Total distributions...............        (.72)        (.87)        (2.91)
                                        ----------     ------        ------
Net asset value, end of period......      $18.15       $15.49        $14.53
                                        ----------     ------        ------
                                        ----------     ------        ------
TOTAL RETURN(a):....................       22.35%       13.13%        21.90%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000).....      $1,306       $1,649        $  633
Average net assets (000)............      $1,519       $1,318        $  121
Ratios to average net assets:
  Expenses, including distribution
    fee.............................        1.19%(b)     1.24%         1.19%(b)
  Expenses, excluding distribution
    fee.............................        1.19%(b)     1.24%         1.19%(b)
  Net investment loss...............        (.97)%(b)    (.99)%        (.85)%(b)

---------------
 (a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods less than a full year are not annualized.
 (b) Annualized.
 (c) Commencement of offering of Class Z shares.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     13

Getting the Most from Your Prudential Mutual Fund
Some mutual fund shareholders won't ever read this--they don't read annual and semiannual reports. It's quite understandable. These annual and semi-annual reports are prepared to comply with federal regulations, and are often written in language that is difficult to understand. So, when most people run into those particularly daunting sections of these reports, they don't read them.

We think that's a mistake.

At Prudential Mutual Funds, we've made some changes to our report to make it easier to understand and more pleasant to read. We hope you'll find it profitable to spend a few minutes familiarizing yourself with your investment. Here's what you'll find in the report:

Performance at a Glance
Since an investment's performance is often a shareholder's primary concern, we present performance information in two different formats. You'll find it first on the "Performance at a Glance" page where we compare the Fund and the comparable average calculated by Lipper, Inc., a nationally recognized mutual fund rating agency. We report both the cumulative total returns and the average annual total returns. The cumulative total return is the total amount of income and appreciation the Fund has achieved in various time periods. The average annual total return is an annualized representation of the Fund's performance. It gives you an idea of how much the Fund has earned in an average year for a given time period. Under the performance box, you'll see legends that explain the performance information, whether fees and sales charges have been included in returns, and the inception dates for the Fund's share classes.

See the performance comparison charts at the back of the report for more performance information. Please keep in mind that past performance is not indicative of future results.

Portfolio Manager's Report
The portfolio manager who invests your money for you reports on successful-- and not-so-successful--strategies in this section of your report. Look for recent purchases and sales here, as well as information about the sectors the portfolio manager favors, and any changes that are on the drawing board.

Portfolio of Investments
This is where the report begins to appear technical, but it's really just a listing of each security held at the end of the reporting period, along with valuations and other information. Please note that sometimes we discuss a security in the Portfolio Manager's Report that doesn't appear in this listing because it was sold before the close of the reporting period.

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Statement of Assets and Liabilities
The balance sheet shows the assets (the value of the Fund's holdings), liabilities (how much the Fund owes), and net assets (the Fund's equity, or holdings after the Fund pays its debts) as of the end of the reporting period. It also shows how we calculate the net asset value per share for each class of shares. The net asset value is reduced by payment of your dividend, capital gain, or other distribution, but remember that the money or new shares are being paid or issued to you. The net asset value fluctuates daily, along with the value of every security in the portfolio.

Statement of Operations
This is the income statement, which details income (mostly interest and dividends earned) and expenses (including what you pay us to manage your money). You'll also see capital gains here--both realized and unrealized.

Statement of Changes in Net Assets
This schedule shows how income and expenses translate into changes in net assets. The Fund is required to pay out the bulk of its income to shareholders every year, and this statement shows you how we do it--through dividends and distributions--and how that affects the net assets. This statement also shows how money from investors flowed into and out of the Fund.

Notes to Financial Statements
This is the kind of technical material that can intimidate readers, but it does contain useful information. The Notes provide a brief history and explanation of your Fund's objectives. In addition, they outline how Prudential Mutual Funds prices securities. The Notes also explain who manages and distributes the Fund's shares and, more importantly, how much they are paid for doing so. Finally, the Notes explain how many shares are outstanding and the number issued and redeemed over the period.

Financial Highlights
This information contains many elements from prior pages, but on a per-share basis. It is designed to help you understand how the Fund performed, and to compare this year's performance and expenses to those of prior years.

Independent Auditor's Report
Once a year, an outside auditor looks over our books and certifies that the information is fairly presented and complies with generally accepted accounting principles.

Tax Information
This is information which we report annually about how much of your total return is taxable. Should you have any questions, you may want to consult a tax adviser.

Performance Comparison
These charts are included in the annual report and are required by the Securities Exchange Commission. Performance is presented here as a hypothetical $10,000 investment in the Fund since its inception or for 10 years (whichever is shorter). To help you put that return in context, we are required to include the performance of an unmanaged, broad-based securities index as well. The index does not reflect the cost of buying the securities it contains or the cost of managing a mutual fund. Of course, the index holdings do not mirror those of the fund--the index is a broad-based reference point commonly used by investors to measure how well they are doing. A definition of the selected index is also provided. Investors cannot invest directly in an index.

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Getting the Most from Your Prudential Mutual Fund

How many times have you read these reports--or other financial materials-- and stumbled across a word that you don't understand?

Many shareholders have run into the same problem. We'd like to help. So we'll use this space from time to time to explain some of the words you might have read, but not understood. And if you have a favorite word that no one can explain to your satisfaction, please write to us.

Basis Point: 1/100th of 1%. For example, one-half of one percent is 50 basis points.

Collateralized Mortgage Obligations (CMOs): Mortgage-backed bonds that separate mortgage pools into different maturity classes, called tranches. These instruments are sensitive to changes in interest rates and homeowner refinancing activity. They are subject to prepayment and maturity extension risk.

Derivatives: Securities that derive their value from other securities. The rate of return of these financial instruments rises and falls--sometimes very suddenly--in response to changes in some specific interest rate, currency, stock, or other variable.

Discount Rate: The interest rate charged by the Federal Reserve on loans to member banks.

Federal Funds Rate: The interest rate charged by one bank to another on overnight loans.

Futures Contract: An agreement to purchase or sell a specific amount of a commodity or financial instrument at a set price at a specified date in the future.

Leverage: The use of borrowed assets to enhance return. The expectation is that the interest rate charged on borrowed funds will be lower than the return on the investment. While leverage can increase profits, it can also magnify losses.

Liquidity: The ease with which a financial instrument (or product) can be bought or sold (converted into cash) in the financial markets.

Price/Earnings Ratio: The price of a share of stock divided by the earnings per share for a 12-month period.

Option: An agreement to purchase or sell something, such as shares of stock, by a certain time for a specified price. An option need not be exercised.

Spread: The difference between two values; often used to describe the difference between "bid" and "asked" prices of a security, or between the yields of two similar maturity bonds.

Yankee Bond: A bond sold by a foreign company or government in the U.S. market and denominated in U.S. dollars.

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Prudential Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

(800) 225-1852
http://www.prudential.com

Directors
Arthur E. Nicholas, Chairman
Dann V. Angeloff
Fred C. Applegate
Theodore J. Coburn
Robert F. Gunia
Arthur B. Laffer
Charles E. Young

Officers
Arthur E. Nicholas, Chairman and President
Robert F. Gunia, Vice President
Grace C. Torres, Treasurer
Stephen M. Ungerman, Assistant Treasurer
Deborah A. Docs, Secretary
Robert E. Carlson, Assistant Secretary

Manager
Prudential Investments Fund Management LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Investment Adviser
Nicholas-Applegate Capital Management
600 West Broadway
San Diego, CA 92101

Distributor
Prudential Investment Management Services LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Custodian
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171

Transfer Agent
Prudential Mutual Fund Services LLC
P.O. Box 15005
New Brunswick, NJ 08906

Independent Accountants
Ernst & Young LLP
725 South Figueroa Street
Los Angeles, CA 90071

Legal Counsel
Paul, Hastings, Janofsky & Walker LLP
555 South Flower Street
Los Angeles, CA 90017

The views expressed in this report and information about the Fund's portfolio holdings are for the period covered by this report and are subject to change thereafter.

The accompanying financial statements as of June 30, 1999, were not audited and, accordingly, no opinion is expressed on them.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

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Prudential Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, NJ  07102-4077
(800) 225-1852

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